Exhibit 10.1

AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT (the “Amendment”), is entered into effective July 13, 2023 (the “Effective Date”) by and between Oncocyte Corporation (the “Company”), a California corporation located at 15 Cushing, Irvine, California 92618 and Joshua Riggs (“Executive”).

WHEREAS, the Company and Executive previously entered into that certain Amended and Restated Employment Agreement, effective May 1, 2023 (the “Employment Agreement”);

WHEREAS, pursuant to Section 12 of the Employment Agreement, the Employment Agreement may be amended, in writing, signed by both the Company and Executive;

WHEREAS, the Company and Executive desire to amend the Employment Agreement as set forth herein; and

WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Employment Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1. Amendment to Employment Agreement.

(a)	Section 2(c)(ii) (Performance Stock Option Grant) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“Generally. The exercise price of the options in the CEO Equity Grant shall be the fair market value of a share of Company Common Stock on the applicable effective date of grant, determined in accordance with the Plan. Except to the extent that provisions of the Plan relating to termination of continuous service as an employee apply to the termination of options, to the extent not exercised, the options shall expire ten years from the effective date of grant. Executive shall execute a stock option agreement provided by the Company consistent with the terms of the option grant and the Plan. The options shall be incentive stock options to the extent permitted by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).”

(b)	Section 6(a)(ii)(D) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“with respect to each outstanding time-based equity award, if any, accelerated vesting of the next tranche of time-based equity that would have vested had Executive remained employed through the next applicable vesting date.”

(c)	Section 6(a)(ii)(E) of the Employment Agreement is hereby deleted in its entirety.

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SECTION 2. Miscellaneous.

(a)	Full Force and Effect. Except as expressly amended by this Amendment, all terms and conditions of the Employment Agreement shall remain in full force and effect.

(b)	Headings. The headings contained in this Amendment are for reference purposes only and shall in no way affect the meaning or interpretation of this Amendment. In this Amendment, the singular includes the plural, the plural included the singular, the masculine gender includes both male and female reference, and the word “or” is used in the inclusive sense.

(c)	Governing Law; Dispute Resolution. This Amendment will be governed by and construed according to the laws of the State of California as such laws are applied to agreements entered into and to be performed entirely within California between residents of California. Any disputes arising form or relating to this Agreement shall be resolved in accordance with the arbitration clause contained in the Employment Agreement.

(d)	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument. This Amendment may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

[Signature pages follows]

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In WITNESS WHEREOF, the Company and Executive have duly executed this Amendment as of the Effective Date.

EXECUTIVE:

/s/ Joshua Riggs
Joshua Riggs

COMPANY:

ACCEPTED AND AGREED ONCOCYTE CORPORATION

By:	/s/ Andy Arno
Andy Arno
Chairman of the Board of Directors

Address:	15 Cushing
Irvine, California 92618

Signature Page to Amendment to Amended and Restated Employment Agreement (J. Riggs)